                        FEDERAL REALTY INVESTMENT TRUST

                           Supplemental Information
                                March 31, 2001

                               TABLE OF CONTENTS

1.   Debt Summary.............................................................   E-2

2.   Occupancy
              Percentage Leased...............................................   E-3
              Regional Breakdown..............................................   E-4

3.    Sales/Occupancy Cost....................................................   E-5

4.    Leases Signed Analysis
               Comparable and Non-Comparable..................................   E-6

5.    Development Pipeline....................................................   E-7

6.    First Quarter Earnings Press Release, May 8, 2001.......................   E-8

7.    Glossary of Terms.......................................................   E-12


                          1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
March 31, 2001

--------------------------------------------------------------------------------

                                                                                                           Balance
                                                                    Maturity           Rate             (in thousands)
                                                                    --------           ----             --------------
Mortgages
               Leesburg Plaza                                       10/01/08             6.100%             $  9,900
               Federal Plaza                                        05/10/01             8.950%               26,542
               Tysons Station                                       09/01/01             9.875%                3,967
               164 E Houston Street                                 10/06/08             7.500%                  329
               Barracks Road                                        11/01/15             7.950%               44,300
               Hauppauge                                            11/01/15             7.950%               16,700
               Lawrence Park                                        11/01/15             7.950%               31,400
               Wildwood                                             11/01/15             7.950%               27,600
               Wynnewood                                            11/01/15             7.950%               32,000
               Escondido (Municipal bonds)                          10/01/16       Variable (a)                9,400
                                                                                                            --------

                                                                                                            $202,138
                                                                                                            ========
Notes payable
               Revolving credit facilities                          12/19/03        libor +.80%             $153,000
               Term note with banks                                 12/19/03        libor +.95%(b)           125,000
               Construction loan on Woodmont East
                 {may be extended to 8/29/04}                       08/29/02      libor + 1.25% - 1.35%       18,438
               Note issued in connection with
                 renovation of Perring Plaza                        01/31/13             10.00%                2,475
               Note issued in connection with land purchase         06/30/01       libor + 1.5%                3,400
               Other                                                 various            various                   91
                                                                                                            --------

                                                                                                            $302,404
                                                                                                            ========

Unsecured Public Debt
               5 1/4% Convertible subordinated debentures           04/30/02             5.250%             $    289
                                                                                                            ========

               5 1/4% Convertible subordinated debentures           10/28/03             5.250%             $ 75,000
                                                                                                            ========

               8% Notes (fixed)                                     04/21/02             8.000%             $ 25,000
               6.625% Notes (fixed)                                 12/01/05             6.625%               40,000
               7.48% Debentures                                     08/15/26             7.480%               50,000
               6.82% Medium Term Notes                              08/01/27             6.820%               40,000
               6.74% Medium Term Notes (c)                          03/10/04             6.370%               39,500
               6.99% Medium Term Notes (c)                          03/10/06             6.894%               40,500
               8.75% Notes                                          12/01/09             8.750%              175,000
                                                                                                            --------

                                                                                                            $410,000
                                                                                                            ========

                                                   Total fixed rate debt                                    $680,593       68.76%

                                                   Total variable rate debt                                  309,238       31.24%
                                                                                                            --------      --------

                                                   Total debt                                               $989,831      100.00%
                                                                                                            ========      ========

                                                   Weighted average interest rate:
                                                   ----------------------------------
                                                     Fixed rate debt                                          7.56%
                                                     Variable on revolving credit facilities
                                                     and term note                                            6.68% (d)
                                                     Variable on muncipal bonds                                     (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) The Trust purchased interest rate swaps or hedges on this note, thereby locking in the effective interest rate at 6.22%.
(c) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(d) Weighted average interest rate on revolving credit facilities and term note for three months ended March 31, 2001.

DEBT MATURITIES  (excluding capital leases and interest rate swaps)
   (In thousands)

                                                                                                            Cumulative
                                                                                            Percent of      Percent of
                                                    Scheduled                                  Debt            Debt
                              Year                 Amortization    Maturities    Total       Expiring        Expiring
                   ----------------------------------------------------------------------------------------------------
                              2001                   $    184       $  33,873   $  34,057       3.4%             3.4%
                              2002                        168          25,289      25,457       2.6%             6.0%
                              2003                        310         353,000     353,310      35.7%            41.7%
                              2004                      1,876          57,938      59,814       6.1%            47.8%
                              2005                      2,053          40,000      42,053       4.2%            52.0%
                              2006                      2,326          40,500      42,826       4.3%            56.3%
                              2007                      2,520              --       2,520       0.3%            56.6%
                              2008                      2,673           9,541      12,214       1.2%            57.8%
                              2009                      2,751         175,045     177,796      18.0%            75.8%
                              2010                      2,984              --       2,984       0.3%            76.1%
                           Thereafter                  17,260         219,540     236,800      23.9%           100.0%
                                                   ---------------------------------------------------

                                                     $ 35,105       $ 954,726   $ 989,831    100.00%
                                                   ===================================================

Federal Realty Investment Trust
Percentage Leased Analysis
March 31, 2001

--------------------------------------------------------------------------------

       Overall Operating Occupancy
      (Quarter to Quarter Analysis)                       At March 31, 2001                       At March 31, 2000
                                                -------------------------------------  -------------------------------------

            Type                                   Size        Leased      Occupancy     Size        Leased       Occupancy
----------------------------------------        ----------   ----------   -----------  ----------   ----------   -----------
Retail Properties (leasable square feet)        14,609,901   13,938,466       95%      14,171,079   13,506,203        95%
Rollingwood Apartments (# of units)                    282          281       99%             282          282       100%

   Overall Operating Occupancy
     (Rolling 12 Months)                                   At March 31, 2001                     At December 31, 2000
                                                ------------------------------------   -------------------------------------

            Type                                   Size       Leased      Occupancy        Size       Leased      Occupancy
------------------------------                  ----------  ----------   -----------   ----------   ----------   -----------
Retail Properties (leasable square feet)        14,609,901  13,938,466       95%       14,101,425   13,504,384      96%
Rollingwood Apartments (# of units)                    282         281       99%              282          282     100%

   Overall Operating Occupancy
     (Rolling 12 Months)                                 At September 30, 2000                      At June 30, 2000
                                                ------------------------------------   -------------------------------------

            Type                                   Size       Leased      Occupancy        Size       Leased      Occupancy
------------------------------                  ----------  ----------   -----------   ----------   ----------   -----------
Retail Properties (leasable square feet)        13,929,402  13,397,528        96%      14,179,596   13,619,718       96%
Rollingwood Apartments (# of units)                    282         282       100%             282          276       98%

--------------------------------------------------------------------------------

    Same Center Occupancy
   (Quarter to Quarter Comparison)                        At March 31, 2001                       At March 31, 2000
                                                ------------------------------------   -------------------------------------

            Type                                   Size       Leased      Occupancy        Size       Leased      Occupancy
------------------------------                  ----------  ----------   -----------   ----------   ----------   -----------
Retail Properties (leasable square feet)        13,997,565  13,392,116       96%    13,946,800  13,260,766         95%
Rollingwood Apartments (# of units)                    282         281       99%           282         282        100%

    Same Center Occupancy
     (Rolling 12 Months)                                   At March 31, 2001                    At December 31, 2000
                                                ------------------------------------   -------------------------------------

            Type                                   Size       Leased      Occupancy        Size       Leased      Occupancy
------------------------------                  ----------  ----------   -----------   ----------   ----------   -----------
Retail Properties (leasable square feet)        13,997,565  13,392,116        96%      13,748,913   13,188,363        96%
Rollingwood Apartments (# of units)                    282         281        99%             282          282       100%

    Same Center Occupancy
     (Rolling 12 Months)                                 At September 30, 2000                     At June 30, 2000
                                                ------------------------------------   -------------------------------------

            Type                                   Size       Leased      Occupancy        Size       Leased      Occupancy
------------------------------                  ----------  ----------   -----------   ----------   ----------   -----------
Retail Properties (leasable square feet)        13,563,527  13,038,704        96%      14,074,930   13,521,971       96%
Rollingwood Apartments (# of units)                    282         282       100%             282          276       98%

Federal Realty Investment Trust
Regional Occupancy Analysis
March 31, 2001

================================================================================
                                 Total Square               Occupancy
            Region                 Footage                   03/31/01
--------------------------  -----------------------    -----------------

Northeast                                7,448,848             95%

Mid-Atlantic                             6,066,406             96%

West Coast                               1,094,647             97%




================================================================================


                                 Total Square              Occupancy
            Region                 Footage                  03/31/01
--------------------------  -----------------------    -----------------

Northeast
     Anchor                           4,660,973                97%
     Small Shops                      2,787,875                91%

Mid-Atlantic
     Anchor                           2,767,439                99%
     Small Shops                      3,298,967                93%

West
     Anchor                             351,352               100%
     Small Shops                        743,295                96%

Federal Realty Investment Trust
2000 Sales/Occupancy Costs


                                                   Average          Average
                                   Average        Occupancy     Occupancy Costs
                                  Sales Per       Cost per       as Percentage
                                 Square Foot     Square Foot        of Sales
                                -------------   -------------  -----------------

Reporting Tenants                  $307.52         $18.27            5.9%

Reporting Anchor Tenants           $302.90         $12.86            4.2%

Reporting Small Shop Tenants       $314.22         $26.11            8.3%

Federal Realty Investment Trust
Retail Leasing Activity
March 31,  2001

================================================================================

Comparable
                                                            Weighted        Average Prior     Average Current
                            Number of        Square       Average Lease       Rent Per           Rent Per            Annualized
  Rolling 12 Months       Leases Signed       Feet        Term (Years)       Square Foot        Square Foot       Increase in Rent
---------------------    ---------------    --------     --------------    ---------------   -----------------   ------------------
   1st Quarter 2001            63            233,106          6.0               $17.27             $19.64             $  554,492
   4th Quarter 2000            69            197,642          5.9               $19.40             $21.58             $  430,649
   3rd Quarter 2000            52            282,354         10.3               $12.85             $15.29             $  687,804
   2nd Quarter 2000            67            214,111          5.8               $16.97             $18.85             $  402,991
         Total                251            927,213          7.0               $16.31             $18.55             $2,075,936

                                                      Estimated
                                  Percentage           Tenant
                                   Increase          Improvement
  Rolling 12 Months            over Prior Rent          Costs
---------------------         -----------------     -------------
   1st Quarter 2001                  14%              $  614,000
   4th Quarter 2000                  11%              $  313,000
   3rd Quarter 2000                  19%              $1,407,000
   2nd Quarter 2000                  11%              $  866,000
         Total                       14%              $3,200,000

Non-Comparable                                                 Weighted                                                Estimated
                                                                Average                              Annualized         Tenant
                             Number of          Square           Lease            Average Rent        Current         Improvement
  Rolling 12 Months        Leases Signed         Feet        Term (Years)       Per Square Foot        Rent              Costs
---------------------     ---------------      --------     --------------     -----------------   --------------    -------------
   1st Quarter 2001             16              299,677            19.5                $14.95         $ 4,479,734      $  735,000
   4th Quarter 2000             23              101,245            10.0                $31.82         $ 3 221,510      $        0
   3rd Quarter 2000             26              138,794            17.3                $30.05         $ 4,170,745      $  116,000
   2nd Quarter 2000             16               84,287            11.7                $29.37         $ 2,475,607      $  248,000
         Total                  81              624,003            15.4                $22.99         $14,347,596      $1,099,000

FEDERAL  REALTY INVESTMENT TRUST
Development Pipeline
March 31, 2001

                                                                                          Total       Expected
                                                      Cost      Estimate To Complete    Completed    Stabilized       Principal
         Project              Specifications         To Date     2001      Thereafter      Cost        Return          Tenants
------------------------------------------------------------------------------------------------------------------------------------
                                                           (  $  i n   m i l l i o n s )
DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East  52,000 sf retail         $ 28      $  3         $  1        $ 32          11.0%     Jaleo Restaurant
Bethesda, Maryland            78,000 sf office                                                                    OpNet Technologies


Pentagon Row                  300,000 sf retail (1)    $ 50      $ 25            -        $ 75 (2)      10.0% (2) Bed, Bath & Beyond
Arlington, Virginia           500 apartment units                                                                 Harris Teeter

Santana Row (Phase I)         538,000 sf retail        $126      $175         $174        $475    8.5% - 9.0%     Borders Books
San Jose, California          501 residential units                                                               Crate & Barrel
                              214 hotel rooms                                                                     Gucci
                                                                                                                  Hotel Valencia
                                                      ------    ------       ------      ------                   Tommy Bahama
                                                       $204      $203         $175        $582

------------------------------------------------------------------------------------------------------------------------------------

FUTURE DEVELOPMENT

The Shops at Tanasbourne      400,000 sf retail        $ 14
Portland, Oregon              12,000 sf office

Lindbergh City Center         300,000 sf retail (1)    $  1
Atlanta, Georgia              320 apartments
                              120 hotel rooms
                              290 condominiums
                              1.3 million sf office
                                                      ------

                                                       $ 15

------------------------------------------------------------------------------------------------------------------------------------

          Total New Development and
           Construction in Progress                    $219
                                                      ======


(1)  Federal Realty will develop only the retail component of this project.
(2) Total costs and expected stabilized return assume recovery in litigation of damages incurred as a result of defaults under the original construction contract and replacement of the General Contractor.

FOR IMMEDIATE RELEASE               Contact:
May 8, 2001                         Andrew Blocher
                                    Vice President, Investor Relations & Finance
                                    (301) 998-8166


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      FIRST QUARTER 2001 OPERATING RESULTS


     ROCKVILLE, MD (May 8, 2001) - Federal Realty Investment Trust (NYSE:FRT) today reported operating results for its first quarter ended March 31, 2001.

     . Funds from operations (FFO) increased 6.5% to $0.66 per diluted share . Continued progress at both Pentagon Row and Santana Row

Financial Results
-----------------

Funds from operations for the quarter ended March 31, 2001 increased 5.2 % to $26.4 million from $25.1 million for the first quarter of 2000. On a per diluted share basis, funds from operations increased 6.5% from $0.62 in 2000 to $0.66 in 2001. Net operating income, which includes interest income from mortgage notes receivable, was $50.0 million, a 4.2% increase from the $48.0 million reported for 2000.

"We're pleased with the strong operating performance we continue to see from our core properties; both shopping centers and main street assets," commented
Steven J. Guttman, Chairman and Chief Executive Officer of Federal Realty. "In addition, we made significant progress in the financing, construction and leasing of our main street development properties so far this year. We are well on our way to meeting analyst consensus FFO expectations of $2.65 per share in 2001."

Portfolio Results
-----------------

For the first quarter, rental income increased from $64.2 million in 2000 to
$67.1 million in 2001, a 4.5% increase.   On a same-center basis, which ignores
the impact of properties acquired, developed or sold during the analyzed periods, rental income increased 6.5% from $62.0 million to $66.0 million. The strong growth of same-center rental income was the leading factor driving improvements in both net operating income and funds from operations.

During the first quarter, the Trust signed leases for nearly 400,000 square feet of retail and office space. On a comparable space basis, the Trust re-leased 280,916 square feet at an average increase in rent per square foot of 19%. The weighted-average rent on these same space leases was $20.97 per square foot compared to the previous average rent of $17.64 per square foot. At March 31, 2001, overall occupancy remained strong at 95.4%, versus 95.3% reported for March 31, 2000.

Development Activities
----------------------

At Pentagon Row, in Arlington, Virginia, the Trust continues to make progress with construction. Bed, Bath and Beyond, an anchor for the development, opened for business on April 6, 2001. Current expectations call for Building A's other retail tenant, a state-of-the art Harris Teeter grocery store, to open this summer. Buildings B and C are scheduled to open in the third quarter, and a fourth quarter opening is currently expected for Building D.

Leasing remains strong at Santana Row, the Trust's pedestrian-friendly, mixed-use community in the heart of San Jose, California. To date, executed leases and signed letters of intent account for approximately 250,000 square feet of Phase I retail space. In addition, the Trust recently announced a signed ground lease with Hotel Valencia group who will build a 214-room boutique hotel at the center of Santana Row, and the closing of a $295 million construction loan for the first phase of the project. Construction at Santana Row continues on schedule, with Phase I expected to begin opening in mid-2002.

Conference Call
---------------

Federal Realty's first quarter earnings conference call is scheduled for 4:00 PM ET, Wednesday May 9, 2001. To participate, please call (800) 665-0430 five to ten minutes prior to the start time. Federal Realty will also provide an online Web Simulcast on the company's web site, www.federalrealty.com. For those
                                         ---------------------
interested parties who are unable to participate in the conference call, a re-broadcast will be available online at www.federalrealty.com beginning on May 10. A telephone recording of
          ---------------------
the call can also be heard by dialing (888) 203-1112. The passcode for this replay is 770370.

Federal Realty Investment Trust is an equity real estate investment trust specializing in the ownership, management, development and re-development of high quality retail and mixed-use properties. The Trust owns or has an interest in 153 real estate assets consisting of community and neighborhood shopping centers and retail and urban mixed-use properties located in strategic metropolitan markets across the United States. The Trust is nationally recognized for its main street revitalization programs as well as the development of urban mixed-use, pedestrian-friendly communities. Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962, and has increased its dividend rate for 33 consecutive years. Shares of Federal Realty are traded on the New York Stock Exchange under the symbol FRT. Additional information about Federal Realty can be found on the Internet at www.federalrealty.com.
   ---------------------

Safe Harbor Language
--------------------

Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Federal Realty Investment Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Federal's expectations are detailed from time to time in the Company's SEC reports and filings, including its annual report on Form 10-K. Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                                                                            Three Months Ended
                                                                                                 March 31,
                                                                                                (Unaudited)
OPERATING RESULTS                                                                         2001             2000
-----------------                                                                         ----             ----
   Revenues
      Rental income                                                                      $67,136          $64,232
      Other property income                                                                2,710            2,765
      Interest  and other income                                                           1,857            2,107
                                                                                         -------          -------
                                                                                          71,703           69,104
   Expenses
      Rental                                                                              15,045           14,620
      Real estate taxes                                                                    6,620            6,457
      Interest                                                                            17,150           16,493
      Administrative                                                                       3,133            2,922
      Depreciation and amortization                                                       14,144           12,655
                                                                                         -------          -------
                                                                                          56,092           53,147
                                                                                         -------          -------

      Operating income before investors' share of operations                              15,611           15,957
      Investor's share of operations                                                      (1,378)          (1,818)
                                                                                         -------          -------
      Net Income                                                                         $14,233          $14,139
      Dividends on preferred stock                                                        (1,988)          (1,988)
                                                                                         -------          -------
      Net income available for common shareholders                                       $12,245          $12,151
                                                                                         =======          =======
      Earnings per common share, basic                                                   $  0.32          $  0.31
                                                                                         =======          =======
      Earnings per common share, diluted                                                 $  0.32          $  0.31
                                                                                         =======          =======
      Weighted average shares outstanding, basic                                          38,822           39,444
      Weighted average shares outstanding, diluted                                        39,856           40,595

      Funds from Operations
                 Net income available for common shareholders                            $12,245          $12,151
                 Add: depreciation and amortization of real estate assets                 12,866           11,487
                 Add: amortization of initial direct costs of leases                         969              830
                 Add: income attributable to operating partnership units                     299              613
                                                                                         -------          -------

      Funds from operations                                                              $26,379          $25,081
                                                                                         =======          =======
      Funds from operations per share, diluted                                           $  0.66          $  0.62
                                                                                         =======          =======

                                                                                       March 31,     December 31,
BALANCE SHEET DATA                                                                          2001             2000
------------------                                                                          ----             ----
   Assets                                                                             (Unaudited)
      Real estate, at cost                                                            $1,925,568       $1 854,913
      Accumulated depreciation and amortization                                         (364,214)        (351,258)
                                                                                      ----------       ----------
                                                                                       1,561,354        1 503,655
      Mortgage notes receivable                                                           43,457           47,360
      Cash and investments                                                                11,143           11,357
      Receivables                                                                         13,214           13,092
      Other assets                                                                        46,524           45,615
                                                                                      ----------       ----------
   Total assets                                                                       $1,675,692       $1,621,079
                                                                                      ==========       ==========

   Liabilities and Shareholders' Equity
      Obligations under capital leases & mortgages payable                            $  302,276       $  323,911
      Notes payable                                                                      302,404          225,246
      Senior Notes                                                                       410,000          410,000
      5 1/4% Convertible subordinated debentures                                          75,289           75,289
      Other liabilities                                                                  121,440          118,979

   Shareholders' Equity                                                                  464,283          467,654
                                                                                      ----------       ----------
                                                                                      $1,675,692       $1,621,079
                                                                                      ==========       ==========

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.